UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 2, 2004
Date of Report (Date of earliest event reported):                                                   _____________________________

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)
Colorado	0-29994	84-1425882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 North Green Valley Parkway, Suite 110-D Henderson, NV 89014
___________________________________________________________________________________________
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 433-5668

None
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant’s Business and Operations

Item 1.01    Entry into a Material Definitive Agreement.

Not applicable.

Item 1.02    Termination of a Material Definitive Agreement.

Not applicable.

Item 1.03    Bankruptcy or Receivership.

Not applicable.

Section 2 - Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets.

Not applicable.

Item 2.02    Results of Operations and Financial Condition.

Not applicable.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Not applicable.

Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation
  Under an Off-Balance Sheet Arrangement.

Not applicable.

Item 2.05    Costs Associated with Exit or Disposal Activities.

Not applicable.

Item 2.06    Material Impairments.

Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

Not applicable.

Item 3.02    Unregistered Sales of Equity Securities.

Not applicable.

Item 3.03    Material Modification to Rights of Security Holders.

Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01    Changes in Registrant’s Certifying Accountant.

Not applicable.

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Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or
  Completed Interim Review.

Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01    Changes in Control of Registrant.

Not applicable.

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of
  Principal Officers.

On November 2, 2004, our sole director, Ash Mascarenhas resigned from his position as a director of the company. Concurrently with the resignation of Mr. Mascarenhas, our Board of Directors appointed James R. Wheeler and Randy W. Betts to the Board of Directors. Mr. Mascarenhas did not resign because of a disagreement with us on any matter relating to our operations, policies, or practices.

On November 2, 2004, our President and Secretary, Ash Mascarenhas resigned from his position as President and Secretary of the company. Concurrently with the resignation of Mr. Mascarenhas, our Board of Directors appointed Randy W. Betts as our Chief Executive Officer, Chief Financial Officer, and Secretary.

Randy W. Betts, 51, currently serves as one of our directors and as our Chief Executive Officer, Chief Financial Officer, and Secretary. Mr. Betts is a native of San Diego, California and has many years of experience in the management and administration of the day-to-day responsibilities of corporations, including training all clerical staff, cash flow management, receivables, payables, payroll, purchasing and personnel. Mr. Betts has an Associates of Science Degree in Business Administration from Cuyamaca Community College and became an Enrolled Agent in 1994. Mr. Betts owned and operated a tax and bookkeeping business for 15 years prior to working as a comptroller. Mr. Betts is a director of American Fire Retardant, Corp., a publicly-traded OTC Bulletin Board company, and is also its chief financial officer, treasurer, and secretary.

James R. Wheeler, 42, serves as one of our directors. He has operated successful businesses for over twenty-five years, such as Portrait Plus Galleries. Under Mr. Wheeler’s leadership, Portrait Plus Galleries expanded to three locations, Long Beach, California, Santa Fe, New Mexico, and Park City, Utah and was sold for a profit. After selling Portrait Plus Galleries, Mr. Wheeler purchased Majestic Marble and Spas and began manufacturing his own bathtub and spa designs incorporating the Acrystone process under the Majestic Marble & Spa brand name. Mr. Wheeler has more than twenty-five years experience in transforming entrepreneurial ventures into successful businesses. Mr. Wheeler has developed a unique system of evaluation, strategy, corporate loyalty and implementation that when successfully combined with professional management will increase profits for partner companies.

Item 5.03    Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

Not applicable.

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not applicable.

Item 5.05    Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code
  of Ethics.

Not applicable.

Section 6 - [Reserved]

Not applicable.

Section 7 - Regulation FD

Item 7.01    Regulation FD Disclosure.

Not applicable.

Section 8 - Other Events

Item 8.01    Other Events.

Not applicable.

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Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired.

  Not applicable.

(b)    Pro Forma Financial Information.

  Not applicable.

(c)    Exhibits.

  Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORM WORLDWIDE HOLDINGS, INC. (Registrant)

Date: November 11, 2004	By:	/s/ Randy W. Betts
Randy W. Betts
Title: Chief Executive Officer

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